SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  July 16, 2002
                Date of Report (Date of earliest event reported)


                            ENERGY RIVER CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                     000-26687                   88-0416790
(State or other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                           7898 E. Acoma Dr. Ste: 209
                             Scottsdale, AZ. 85260
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-682-1210


                            E. Raintree Dr. Ste: 100
                              Scottsdale, AZ. 85260
          (Former name of former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     On June 27, 2002 we had a change in control of the Officers and Directors of Energy River Corporation. Terry Neild resigned as an Officer and Director of the corporation. Stuart Borie was appointed to the board and given the title of President and COO.

     On July 18, 2002 Stuart Borie stepped down temporally, due to surgery, as President and COO. Edward C. Heisler took over as President and CEO until the return of Mr. Borie or qualified candidate.

ITEM 5. OTHER EVENTS:

     On July 12, 2002 we moved our  corporate  offices from 8930 E. Raintree Dr.
Ste: 100 to 7898 E. Acoma Dr. Ste: 209, Scottsdale, AZ. 85260. Our new phone number is stated above.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On June 27, 2002 Terry Neild resigned as an Officer and Director of the corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENERGY RIVER CORPORATION.

                                 By: /s/ Edward C. Heisler
                                    --------------------------------------
                                    Edward C. Heisler

Dated: July 18, 2002